SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2009

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4400 Post Oak Pkwy, Suite 2700, Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 28, 2009, Adams Resources & Energy, Inc. (the “Company”) promoted Sharon Davis to the position of Chief Accounting Officer and Treasurer for Adams Resources & Energy, Inc.  Her new duties include the oversight of accounting and information technology, as well as additional finance and administrative responsibilities.  Sharon received her B.B.A. degree (cum laude) in accounting from the University of Houston in 1989.  Following graduation, she joined Arthur Andersen and Co. and was hired by Adams Resources & Energy, Inc. as Controller for the Company’s Gulfmark Energy, Inc. subsidiary.  Most recently, Sharon has served as the public company’s Corporate Compliance Officer with emphasis on Sarbanes-Oxley Act requirements.  In addition, she is a Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADAMS RESOURCES & ENERGY, INC.

Date:  May 28, 2009                                                                                                                 By: /s/ Richard B. Abshire
                                Richard B. Abshire
                                Chief Financial Officer